Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q for the period ended September 30, 2022 of Heliogen, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bill Gross, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 8, 2022	By:	/s/ Bill Gross
Bill Gross
Chief Executive Officer
(Principal Executive Officer)